UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814
(Address of principal executive offices, including zip code)

301-961-4895
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value	CTM	NYSE American LLC
$0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Introductory Note

As previously disclosed, effective March 22, 2023 Castellum, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) by and among GTMR Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), Global Technology and Management Resources, Inc., a Maryland Corporation (“GTMR”), the stockholders of GTMR, and James Morton, as the representative of the Stockholders (the “Stockholders Representative”). At closing, the Merger Sub merged with and into GTMR, whereupon the separate corporate existence of Merger Sub ceased and GTMR continued as the surviving company and a wholly-owned subsidiary of the Company (the “Merger”). This Amendment on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described in this Form 8-K/A, all other information in the Original Form 8-K remains unchanged. This Amendment should be read in connection with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01
Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired:

The audited balance sheet of
Global Technology and Management Resources, Inc
. as of December 31, 2022 and audited statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes to such financial statements are included as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information:

The unaudited pro forma condensed combined financial statements of Castellum, Inc. and Global Technology and Management Resources, Inc. include the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 giving effect to the Merger as if it had occurred on January 1, 2022, as well as the accompanying notes thereto, are included as Exhibit 99.2 to this report and incorporated herein by reference.

(c) Not applicable.

(d) The following exhibits are included with this report:

Exhibit No.	Description
99.1	Audited balance sheet of Global Technology and Management Resources, Inc. as of December 31, 2022 and audited statements of operations, stockholders’ equity, and cash flows for the year then ended.

99.2	Unaudited pro forma condensed combined statement of operations of Castellum, Inc. and Global Technology and Management Resources, Inc. for the year ended December 31, 2022 reflecting the Merger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: June 5, 2023	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer
(Principal Executive Officer)